                                                                    Exhibit 10.4

                                 AMENDMENT NO. 8

           AMENDMENT NO. 8 (this "Amendment No. 8") dated as of April 30, 2003 to the Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

           The Borrower, Chart Heat Exchangers Limited (formerly known as Chart Marston Limited) as the Subsidiary Borrower (the "Subsidiary Borrower"), the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 8, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

           Section 1. Definitions. Except as otherwise defined in this Amendment No. 8, terms defined in the Credit Agreement are used herein as defined therein.

           Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

           2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

           2.02. Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

           "Amendment No. 8" means Amendment No. 8 dated as of April 30, 2003 to this Agreement.

                                Amendment No. 8

           "Amendment No. 8 Effective Date" means the date on which Amendment No. 8 shall become effective.

           "Approved Budget" means the "Chart Industries, Inc. Consolidated Weekly Cash Flow Forecast" attached as Schedule I to Amendment No. 8.

           "Approved Dispositions" means the Dispositions permitted under clauses (vi), (vii), (viii) and (ix) of Section 7.03(b).

           "Asset Sales Proceeds Account" means the collateral account referred to as such in the last paragraph of Section 2.10(b)(v).

           "Bechtel Letter of Credit" means each Letter of Credit issued pursuant to Section 2.05(m); and, notwithstanding anything herein to the contrary, the term "Letter of Credit" as used in this Agreement and the other Credit Documents shall include each Bechtel Letter of Credit.

           "Bechtel Letter of Credit Account" means the collateral account referred to as such in the last paragraph of Section 2.10(b)(v).

           "Columbus Disposition" means any Approved Disposition permitted under clauses (vi) and (vii) of Section 7.03(b).

           "Deferral Date" means June 30, 2003.

           "Greenville Tube" means Greenville Tube, LLC, a Wholly Owned Subsidiary of the Borrower.

           "Greenville Tube Disposition" means the Disposition of certain assets of Greenville Tube permitted under clause (ix) of Section 7.03(b).

           "March 2003 Interest Payment" has the meaning assigned to such term in Section 2.12(d).

           "Steering Committee" means the Lenders' Steering Committee as constituted from time to time.

           "Waiver Maturity Date" means June 30, 2003.

           2.03 Bechtel Letters of Credit. Section 2.05 of the Credit Agreement is hereby amended by inserting a new clause (m) to read as follows:

                "(m) Bechtel Letters of Credit. Pursuant to Section 2.05(a), the Borrower may request that JPMorgan Chase Bank as Issuing Lender issue, at any time from and after the Amendment No. 8 Effective Date to and including June 30, 2003, one or more standby letters of credit each for the Borrower's account and for the benefit of Bechtel

                                Amendment No. 8

     Group, Inc. and/or one or more of its affiliates, divisions or subsidiaries in an aggregate maximum face amount of up to $5,000,000 and otherwise each in such form as is acceptable to such Issuing Lender in its reasonable determination. Each Bechtel Letter of Credit will be issued, subject to the terms and conditions set forth herein, in accordance with this Section 2.05, provided that concurrently with, and as a condition to, the issuance of each Bechtel Letter of Credit (or on any date on which the face amount of such Letter of Credit shall be increased pursuant to the terms thereof or any amendment thereto) the Borrower shall prepay Revolving Credit Loans in an aggregate principal amount pursuant to Section 2.10(a) (except that the Revolving Credit Lenders hereby waive prior notice of such prepayment) equal to the then available face amount of such Letter of Credit, together with interest on the amount prepaid, and such prepayment shall be made solely from the Net Available Proceeds of the Columbus Dispositions or from funds that shall be withdrawn from the Asset Sales Proceeds Account or the Bechtel Letter of Credit Account, as applicable, on the date of such issuance, increase or amendment, as the case may be, pursuant to Section 2.10(b)(v)."

           2.04. Disposition of Proceeds of Approved Dispositions. Section 2.10(b)(v) of the Credit Agreement is hereby amended by (a) deleting the last two paragraphs thereof and (b) inserting the following new paragraphs at the end thereof to read as follows:

                "Notwithstanding the foregoing, the Net Available Proceeds of any Columbus Disposition (notwithstanding that such Disposition was consummated prior to the Amendment No. 8 Effective Date) shall be retained by the Borrower and used by it solely for the payment of up to 110% of the costs and expenses of the Borrower and its Subsidiaries that are set forth in the Approved Budget and at the times not earlier than the times specified in the Approved Budget with respect to the respective budgeted items.

                Notwithstanding the foregoing, the Net Available Proceeds of the Approved Disposition permitted under clause (viii) of Section 7.03(b) and an amount equal to one-half of the Net Available Proceeds of the Greenville Tube Disposition shall be paid to the Administrative Agent on the date of consummation of such Disposition and deposited into the Asset Sales Proceeds Account, and shall be applied by the Administrative Agent as follows:

                (I) first, on the date of consummation of the first such Disposition to occur, to pay or reimburse all unpaid fees, expenses and other costs of the Administrative Agent and the members of the Steering Committee (including fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, counsel to the Administrative Agent, and FTI Consulting) payable under Section 10.03(a) of the Credit Agreement for which invoices shall have theretofore been furnished to the Borrower and the Administrative Agent (and which invoices shall have been approved by the Administrative Agent to be paid on such date), and a retainer for each of such professional firms in an amount agreed upon between the Administrative Agent and the Borrower;

                                Amendment No. 8

                (II) second, after payment of all amounts under clause (I) above, to pay the March 2003 Interest Payment, provided that the aggregate payments under clause (I) and this clause (II) shall not exceed $1,363,000; and

                (III) next, after payment of all amounts under clauses (I) and
           (II) above, upon at least two Business Days' prior written request by the Company to the Administrative Agent and the Steering Committee, to the extent of any funds in the Asset Sales Proceeds Account, to pay to the Borrower in accordance with its instructions the aggregate amount specified in such request (but without duplication of any prior request made under this clause (III)) which will be used by the Borrower solely for the payment of costs and expenses of the Borrower and its Subsidiaries that are scheduled to be paid within a period of 7 days following such request as specified in the Approved Budget (which requested amount may not exceed 110% of such costs and expenses for such period).

     Notwithstanding the foregoing, if at any time prior to the consummation of the Greenville Tube Disposition, the Borrower shall request the issuance of the Bechtel Letter of Credit, then concurrently with such issuance the Borrower may either use a portion of the Net Available Proceeds from the Columbus Dispositions or request an amount to be withdrawn by the Administrative Agent from the Asset Sales Proceeds Account and applied to prepay Revolving Credit Loans (together with interest on the amount prepaid) as required by the proviso under Section 2.05(m).

           Notwithstanding the foregoing, an amount equal to the remaining one-half of the Net Available Proceeds of the Greenville Tube Disposition shall be paid to the Administrative Agent on the date of consummation thereof and deposited into the Bechtel Letter of Credit Account, and shall be applied by the Administrative Agent as follows:

                (A) on the date of issuance of each Bechtel Letter of Credit (or on the date of any increase in the face amount thereof pursuant to the terms thereof or any amendment thereto), an amount shall be withdrawn from the Bechtel Letter of Credit Account and applied to prepay Revolving Credit Loans (together with interest on the amount prepaid) as required by the proviso under Section 2.05(m); and

                (B) at any time following notice by the Borrower to the Administrative Agent that either (i) no other Bechtel Letter of Credit shall be issued or (ii) no further increases in the amount of any Bechtel Letter of Credit shall be required, the Borrower may request, by written notice to the Administrative Agent and the Steering Committee, the withdrawal of amounts held in the Bechtel Letter of Credit Account for such purposes as shall be specified in such notice, such withdrawal to be subject to the approval of the Administrative Agent and the Steering Committee in their sole discretion (and, if so approved, the Administrative Agent shall pay to the Borrower in accordance with its instructions such approved amounts, which will be used by the Borrower solely for such specified purposes);

                                Amendment No. 8
     provided that, notwithstanding anything herein to the contrary, if, prior to depositing any amounts in the Bechtel Letter of Credit Account, any portion of the Columbus Dispositions shall have been used or any amount shall have been withdrawn from the Asset Sales Proceeds Account in respect of the issuance of any Bechtel Letter of Credit pursuant to the last sentence of the immediately preceding paragraph, a portion of the Net Available Proceeds of the Greenville Tube Disposition equal to such amount that would otherwise be deposited into the Bechtel Letter of Credit Account as provided above shall be instead be deposited into the Asset Sales Proceeds Account.

           As of the Amendment No. 8 Effective Date, the Administrative Agent shall establish under, and subject to, Section 4 of the Security Agreement two additional cash collateral accounts (which may be created as sub-accounts of the Collateral Account): (i) a cash collateral account herein referred to as the "Bechtel Letter of Credit Account"; and (ii) a cash collateral account herein referred to as the "Asset Sales Proceeds Account"), and for these purposes the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Lenders and the Administrative Agent in the Bechtel Letter of Credit Account and the Asset Sales Proceeds Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein. References to the "Collateral Account" in this Agreement and the other Credit Documents shall be deemed to include the Bechtel Letter of Credit Account and the Asset Sales Proceeds Account (unless the context requires otherwise). The balance from time to time in the Bechtel Letter of Credit Account and/or the Asset Sales Proceeds Account shall constitute part of the Collateral (as defined in the Security Agreement) securing the Secured Obligations (as defined therein) and shall not constitute payment of the Secured Obligations until applied against such obligations as provided herein or in the Security Agreement. Without limiting any other rights and remedies which the Lenders or the Administrative Agent may have under the Credit Documents or otherwise, upon (x) the occurrence of any Default, (y) the Lenders' bound by the lockup agreements contemplated by the term sheet referred to in
     Section 5 of Amendment No. 8 ceasing to hold enough claims to constitute an accepting class for purposes of Bankruptcy Code Section 1126 or the failure by the Company to observe or perform any covenant, condition, or agreement contained in such lockup agreements or the occurrence of any of the termination events described in paragraphs (vii)(a) and (b) of such lockup agreements or (z) the day immediately preceding the date of the Borrower's commencement of a Chapter 11 case, the Administrative Agent shall apply the balance of the Bechtel Letter of Credit Account, the Asset Sales Proceeds Account and/or any other collateral account under any of the Credit Documents to the payment of the Secured Obligations as the Steering Committee shall so direct."

           2.05. Deferral of Certain Interest Payments and Other Amounts.
Section 2.12(d) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof to read as follows:

           "Notwithstanding anything herein to the contrary, the Borrower and the Lenders hereby acknowledge and agree that (i) the accrued and unpaid interest, commitment fees and letter of credit fees payable to the Lenders (or any affiliate thereof, as applicable) and the Issuing Lenders under the Credit Agreement and any Hedging Agreement on or about

                                 Amendment No. 8

     March 31, 2003 (collectively, the "March 2003 Interest Payment") shall be deferred and be payable on June 30, 2003 (or such earlier date on which payment thereof is required to be made, in whole or in part, in accordance with clause (II) of the antepenultimate paragraph of Section 2.10(b)(v)) and (ii) the interest on the Loans falling due on or about each of April 30, 2003 and May 30, 2003 shall be deferred and be payable on June 30, 2003. For avoidance of doubt, the Lenders hereby acknowledge and agree that no Default or Event of Default shall have occurred, or shall occur, as a result of the Borrower's failure to pay any such interest or other amounts on the original due date therefor."

           2.06. Dispositions. Section 7.03(b) of the Credit Agreement is hereby amended as follows: (i) by deleting the "and" after clause (viii) thereof; (ii) by renumbering clause (ix) thereof as clause "(x)"; and (iii) by adding a new clause "(ix)" to read in its entirety as follows:

           "(ix) the Disposition of all or substantially all of the assets of Greenville Tube, provided that (A) the Net Available Proceeds of such Disposition to be received in cash by the Borrower or Greenville Tube, as the case may be, at the consummation of such Disposition shall be at least $11,000,000, (B) such Disposition shall be consummated not later than May 31, 2003, (C) the other terms of the purchase or similar agreement(s) providing for such Disposition shall be reasonably satisfactory to the Administrative Agent; (D) not less than 2 Business Days prior to the consummation of such Disposition, the Borrower will deliver to the Administrative Agent a statement, certified by a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, of the Net Available Proceeds of such Disposition anticipated to be received by the Borrower on such date of consummation; and (E) the Net Available Proceeds from such Disposition shall be applied in accordance with Section 2.10(b)(v); and".

           Section 3. Waivers. Subject to the limitations set forth in Section 6 of this Amendment No. 8, but with effect on and after the Amendment No. 8 Effective Date, each Obligor, each Lender and the Administrative Agent hereby agree that any Default or Event of Default that has occurred and is continuing on such date or may thereafter arise solely as a result of the following is hereby waived: (i) any breach of the requirements of Section 2.09(a)(ii), 2.09(a)(iii) or 2.12 of the Credit Agreement at any time prior to the Amendment No. 8 Effective Date, (ii) any breach of the requirements of Section 2.10(b)(v) at any time prior to the Amendment No. 8 Effective Date, (iii) any breach of the requirements of Section 7.09 of the Credit Agreement through the Waiver Maturity Date, (iv) any breach of Section 7.03(a)(iv) of the Credit Agreement with respect to the Borrower's failure to notify the Administrative Agent of the dissolution of Chart Industries Foreign Sales Corporation, and (v) any Event of Default under Section 8(j) of the Credit Agreement solely with respect to the Borrower's inability to pay the amounts owing under the Credit Agreement when due, provided that the waivers under this Section 3 shall terminate and be of no further force or effect on or after 5:00 p.m., New York City time, on the Waiver Maturity Date. Upon the Waiver Maturity Date, the Administrative Agent and the Lenders shall be entitled to exercise all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in

                                Amendment No. 8
equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved hereunder.

           Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Article IV to "this Agreement" included reference to this Amendment No. 8, (b) prior to the Amendment No. 8 Effective Date, Chart Industries Foreign Sales Corporation was dissolved and (c) after giving effect to the waivers set forth in Section 3 of this Amendment No. 8 and in Section 3 of Amendment No. 7 to the Credit Agreement, no Default shall have occurred and be continuing.

           Section 5. Conditions Precedent. The amendments set forth in Section 2 of this Amendment No. 8 shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent on or before April 30, 2003:
(i) receipt by the Administrative Agent of one or more counterparts of this Amendment No. 8 executed by each of the Obligors and the Administrative Agent (with the written consent of each Lender provided in the form of the Lender Consent attached as Annex 1 to this Amendment No. 8); and (ii) evidence satisfactory to the Administrative Agent that the Company and the requisite Lenders shall have approved a term sheet setting forth the principal terms of a restructuring of the debt obligations owing to the Lenders in respect of the Credit Agreement.

           Section 6. Limited Waiver; Reservation of Rights. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that, except as provided in Section 3 of this Amendment No. 8, nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default or Event of Default. Notwithstanding anything contained herein to the contrary (except as expressly provided in Section 3 of this Amendment No. 8), the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 8 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon the Borrower any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Amendment No. 8 and the Credit Documents, because each Lender has bargained for and given valuable consideration for this Amendment No. 8 and the Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Borrower, and what, in return, the Borrower is required to

                                Amendment No. 8
provide to each Lender. This Amendment No. 8 and the Credit Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of performance upon which each Lender and the Administrative Agent are entitled to rely in exercising and enforcing their respective remedies under the Credit Agreement and the other Credit Documents.

           Section 7. Ratification of Obligations, Etc. By its execution of this Amendment No. 8, each of the Obligors (a) ratifies and reaffirms in all respects its obligations under the Credit Agreement and the other Credit Documents to which it is a party, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 8, the Credit Agreement or any other Credit Document.

           Section 8. Acknowledgment and Release. (a) Each of the Obligors acknowledges that neither the Administrative Agent nor any Lender has at any time directed or participated in any aspect of the management of the Obligors or any of their respective Affiliates or the conduct of the businesses of the Obligors, or any of their respective Affiliates, and the Obligors, and any of their respective Affiliates, have made all of their respective business decisions independently of the Administrative Agent or any Lender. Notwithstanding any other provision of this Amendment No. 8 or the Credit Agreement, or any other contract or instrument between the Obligors, or any of their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand: (i) the relationship between the Administrative Agent or any Lender, on the one hand, and each of the Obligors, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction;
(ii) neither the Administrative Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Obligors, or any of their respective Affiliates (or any other Person), and neither the Administrative Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Administrative Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Obligors, or any of their respective Affiliates, or any other Lender or, in the case of Lenders, the Administrative Agent.

           (b) Each of the Obligors further acknowledge and agree that they have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay all amounts owed under the Credit Documents, or to seek any affirmative relief or damages of any kind or nature from the Administrative Agent or Lenders, or any of them, that arises out of or relates to any Prior Event (the "Claims"), and to the extent any such Claims exist, they are fully and forever released as provided in paragraph (c) below. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment No. 8 or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue

                                Amendment No. 8
of any terms of this Amendment No. 8, the Credit Agreement, the other Credit Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

           (c) Each of the Obligors, on behalf of itself, and any Person claiming by, through, or under any of the Obligors, (each a "Releasing Party" and collectively the "Releasing Parties") hereby releases, remises, waives and forever discharges the Administrative Agent, the Lenders, and any or all of the Administrative Agent's and the Lenders' respective subsidiaries, Affiliates, directors, officers, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims. This Section 8 shall survive the termination of this Amendment No. 8 or any Credit Document. Each Releasing Party has been advised by counsel with respect to the release contained in this Section 8. Each Releasing Party hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

           Section 9. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 8. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 8 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 8 by signing any such counterpart. This Amendment No. 8 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No. 8

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed by their respective authorized officers as of the day and year first above written.

                                CHART INDUSTRIES, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------------
                                   Name: Michael F. Biehl
                                   Title: Chief Financial Officer & Treasurer

                                   Amendment No. 8

                              SUBSIDIARY GUARANTORS

                                CHART HEAT EXCHANGERS LIMITED
                                 PARTNERSHIP

                                By: CHART MANAGEMENT COMPANY, INC.,
                                    as its sole general partner


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CHART INTERNATIONAL INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CHART MANAGEMENT COMPANY, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CHART LEASING, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer

                                 Amendment No. 8

                                CHART, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CHART INTERNATIONAL HOLDINGS, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CHART ASIA, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                CAIRE INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer

                                 Amendment No. 8

                                COOLTEL, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                NEXGEN FUELING, INC.


                                By  /s/ Michael F. Biehl
                                   ----------------------------------
                                    Name: Michael F. Biehl
                                    Title: Chief Financial Officer & Treasurer


                                GREENVILLE TUBE, LLC


                                By  /s/ Charles E. Downs
                                   ----------------------------------
                                    Name: Charles E. Downs
                                    Title:  President

                                 Amendment No. 8

                                JPMORGAN CHASE BANK,
                                 Individually and as Administrative Agent


                                By  /s/ Roger A. Odell
                                   ----------------------------------
                                    Name: Roger A. Odell
                                    Title: Managing Director

                                 Amendment No. 8

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                                                                         ANNEX 1

                            [Form of Lender Consent]

                                 LENDER CONSENT

           Reference is made to Amendment No. 8 dated as of April 30, 2003 to the Credit Agreement dated as of April 12, 1999, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

           The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 8 to the Credit Agreement, dated as of April 30, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 8") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 8 on behalf of such Lender.

           This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

           IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 8.

NAME OF LENDER:


_____________________________


By:__________________________
   Name:
   Title:

                                 Amendment No. 8

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                                                                      SCHEDULE I

                                 APPROVED BUDGET

                                 [See Attached]

                                 Amendment No. 8